Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 24, 2025, is made and entered into by and among Triller Group Inc., a Delaware corporation (the “Company”), and KCP Holdings Limited (the “Purchaser”). Each of the Purchaser and the Company is sometimes referred to herein each as a “Party”, and collectively as the “Parties”.

WHEREAS, pursuant to the Securities Purchase Agreement, by and among the Company and the Purchaser, dated as of January 24, 2025 (the “Securities Purchase Agreement”), upon the terms and subject to the conditions of the Securities Purchase Agreement, the Company has agreed to issue and sell to the Purchaser, and the Purchaser has agreed to purchase from the Company, at the Closing, shares of common stock of the Company, par value $0.001 per share (“Common Stock”), and warrants to purchase Common Stock (the “Warrants,” and the Common Stock issuable upon exercise of the Warrants, the “Warrant Shares,” and the Warrant Shares together with the shares of Common Stock offered and sold by the Company pursuant to the Securities Purchase Agreement, the “Shares”);

WHEREAS, in accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide the Purchaser certain registration rights under the Securities Act of 1933 (the “1933 Act”), and the rules and regulations thereunder, and applicable state securities laws.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained in this Agreement, and intending to be legally bound by this Agreement, the Company and the Investors agree as follows:

Section 1. Definitions. Capitalized terms used and not otherwise defined in this Agreement that are defined in the Securities Purchase Agreement shall have the respective meanings ascribed to such terms in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“1933 Act” shall have the meaning set forth in the preamble of this Agreement.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person; provided, that, notwithstanding the foregoing, with respect to any Purchaser, an “Affiliate” of a Person shall also include (a) such Person’s controlling member, general partner, manager and investment manager and affiliates thereof, (b) any entity with the same general partner, manager or investment manager as such Person or a general partner, manager or investment manager affiliated with such general partner, manager or investment manager of such Person and (c) any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person, the controlling member of such Person, the general partner of such Person, investment manager of such Person or an affiliate of such Person, controlling member, general partner or investment manager. As used in this definition, the term “controls” (including the terms “controlled by” and “under common control with”) means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble of this Agreement.

“as converted basis” means (a) with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon exercise of the outstanding Warrants (at the applicable exercise price in effect on such date) are assumed to be outstanding as of such date and (ii) with respect to any outstanding Warrants as of any date, the number of shares of Common Stock issuable upon exercise of such Warrants on such date (at the applicable exercise price in effect on such date).

“Block Trade” shall mean the disposition of Common Stock pursuant to a “block” trade or “overnight” deal. For purposes of clarity, a “block” trade or “overnight” deal means a registered securities offering in which an underwriter agrees to purchase the Common Stock at an agreed price or pricing formula without a prior marketing process.

“Business Day” means a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York, New York generally are authorized or obligated by law, regulation or executive order to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” shall have the meaning set forth in the preamble of this Agreement.

“Company” shall have the meaning set forth in the preamble of this Agreement.

“Effectiveness Deadline” means, with respect to any registration statement required to be filed to cover the resale by the Investors of the Registrable Securities pursuant to Section 2, the one hundred twentieth (120th) day after the date of this Agreement.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Electing Investors” means, with respect to a registration, each of the Investors that has Registrable Securities directly owned by such Investor included in such registration in accordance with Section 2 or Section 6, as the case may be.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder.

“Filing Deadline” means, with respect to any registration statement required to be filed to cover the resale by Investors of the Registrable Securities pursuant to Section 2, sixty (60) calendar days following the date of this Agreement.

“Freely Tradable” means, with respect to any security, a security that is eligible to be sold by the holder thereof without any volume or manner of sale restrictions pursuant to Rule 144 and that, upon any such sale, does not have and is not subject to any restrictive legends.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Indemnified Party” shall have the meaning set forth in Section 11(c).

“Indemnifying Party” shall have the meaning set forth in Section 11(c).

“Investor Indemnitee” shall have the meaning set forth in Section 11(a).

“Investors” means (a) the Purchaser and (b) any Affiliate of the Purchaser, or (c) any other third-party transferee, in the case of clauses (b) and (c), that acquires or becomes a transferee or assignee of any Registrable Securities to the extent permitted pursuant to this Agreement and the Securities Purchase Agreement.

“Moving Party” shall have the meaning set forth in Section 14(c).

“Other Securities” shall have the meaning set forth in Section 6(a).

“Piggyback Notice” shall have the meaning set forth in Section 6(a).

“Piggyback Registration” shall have the meaning set forth in Section 6(a).

“prospectus” means the prospectus included in a registration statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a registration statement, and all other amendments and supplements to the prospectus, including post-effective amendments.

“Purchaser” shall have the meaning set forth in the preamble of this Agreement.

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement with the Commission in compliance with the 1933 Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement by the Commission.

“Registrable Securities” means, as of any date of determination, (a) any Common Stock, including any Common Stock issued to the Investors pursuant to the exercise of any Warrant, and (b) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the securities referenced in clause (a) above; provided that the term “Registrable Securities” shall exclude in all cases any securities (i) that shall have ceased to be outstanding; (ii) that are sold pursuant to an effective registration statement under the 1933 Act or publicly resold in compliance with Rule 144; (iii) in the case of an Investor, all shares of Common Stock held by such Investor, on an as converted basis, which are Freely Tradable; or (iv) that have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.

“Registration Expenses” means (a) all expenses incurred in connection with the registrations and offerings contemplated pursuant to this Agreement, including all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel and blue sky fees and expenses, and fees and expenses not to exceed $100,000.00 per registration of one counsel for the Electing Investors; and (b) all expenses of any independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration; provided that Registration Expenses shall not include any Selling Expenses.

“registration statement” means any registration statement that is required to register the resale of the Registrable Securities under this Agreement, including the related prospectus and any pre- and post-effective amendments and supplements to each such registration statement or prospectus.

“Resale Shelf Registration” shall have the meaning set forth in Section 2(a).

“Resale Shelf Registration Statement” shall have the meaning set forth in Section 2(a).

“Rule 144” shall have the meaning set forth in Section 14.

“Securities Purchase Agreement” shall have the meaning set forth in the recitals of this Agreement.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes, if any, applicable to the sale of Registrable Securities by the Electing Investors.

“Shelf Offering” shall have the meaning set forth in Section 5.

“Shelf Registration” means the Resale Shelf Registration or a Subsequent Shelf Registration, as applicable.

“Shelf Registration Statement” means the Resale Shelf Registration Statement or a Subsequent Shelf Registration Statement, as applicable.

“Subsequent Shelf Registration” shall have the meaning set forth in Section 2(c).

“Subsequent Shelf Registration Statement” shall have the meaning set forth in Section 2(c).

“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries.

“Suspension Period” shall have the meaning set forth in Section 4.

“Take-Down Notice” shall have the meaning set forth in Section 5.

Section 2. Registration.

(a) Subject to the other applicable provisions of this Agreement, the Company shall file, as promptly as reasonably practicable, but no later than the Filing Deadline, a registration statement under the 1933 Act covering the sale or distribution from time to time by the Investors, on a delayed or continuous basis pursuant to Rule 415 of the 1933 Act of all the Registrable Securities and shall provide for the registration of such Registrable Securities for resale by such Investors in accordance with any reasonable method of distribution elected by the Investors (such registration, a “Resale Shelf Registration”). The registration statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form for such purposes) (the “Resale Shelf Registration Statement”). The Company shall use its reasonable best efforts to cause such Resale Shelf Registration Statement to be declared effective by the Commission as promptly as practicable after the filing thereof, but in any event prior to the Effectiveness Deadline.

(b) Once declared effective, the Company shall, subject to the other applicable provisions of this Agreement, use its reasonable best efforts to cause the Resale Shelf Registration Statement to be continuously effective and usable until such time as there are no longer any Registrable Securities (the “Effectiveness Period”).

(c) If any Shelf Registration ceases to be effective under the 1933 Act for any reason at any time during the Effectiveness Period, the Company shall use its reasonable best efforts to, as promptly as practicable, cause such Shelf Registration to again become effective under the 1933 Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration), and in any event shall, as promptly as practicable, amend such Shelf Registration in a manner reasonably expected to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration or file an additional registration statement (a “Subsequent Shelf Registration Statement,” and such registration, a “Subsequent Shelf Registration”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the 1933 Act registering the resale from time to time by the Investors of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration to become effective under the 1933 Act as promptly as is reasonably practicable after such filing, but in no event later than the date that is forty-five (45) days after such Subsequent Shelf Registration is filed and (ii) keep such Subsequent Shelf Registration (or another Subsequent Shelf Registration) continuously effective and usable until the end of the Effectiveness Period. Any such Subsequent Shelf Registration shall be a registration statement on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Investors in accordance with any reasonable method of distribution elected by the Investors.

(d) The Company shall supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration if required by the 1933 Act or as reasonably requested by the Investors covered by such Shelf Registration.

(e) If a Person becomes an Investor of Registrable Securities after a Shelf Registration becomes effective under the 1933 Act, the Company shall, as promptly as is reasonably practicable following delivery of written notice to the Company of such Person becoming an Investor and requesting for its name to be included as a selling securityholder in the prospectus related to the Shelf Registration:

(i) if required and permitted by applicable law, file with the Commission a supplement to the related prospectus or a post-effective amendment to the Shelf Registration so that such Investor is named as a selling securityholder in the Shelf Registration and the related prospectus in such a manner as to permit such Investor to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law;

(ii) if, pursuant to Section 2(e)(i), the Company shall have filed a post-effective amendment to the Shelf Registration that is not automatically effective, use its reasonable best efforts to cause such post-effective amendment to become effective under the 1933 Act as promptly as is reasonably practicable, but in any event by the date that is thirty (30) days after the date such post-effective amendment is required by Section 2(e)(i) to be filed; and

(iii) notify such Investor as promptly as is reasonably practicable after the effectiveness under the 1933 Act of any post-effective amendment filed pursuant to Section 2(e)(i).

(f) Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform in writing each of the Investors and use its reasonable best efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file as promptly as possible a new registration statement (a “New Registration Statement”) on Form S-3, or if Form S-3 is not then available to the Purchaser for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly available written or oral guidance, comments, requirements or requests of the Commission staff. Notwithstanding any other provision of this Agreement, if the Commission imposes a limitation on the number of Registrable Securities permitted to be registered on a particular Resale Registration Statement as a secondary offering, unless otherwise directed in writing by an Electing Investor as to further limit its Registrable Securities to be included on the Registration Statement, the number of Registrable Securities to be registered on such Registration Statement will be reduced pro rata among all such Electing Investors whose securities are included in such Resale Registration Statement, subject to a determination by the Commission that certain holders must be reduced first based on the number of Registrable Securities held by such holders. In the event the Company amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission provided to the Purchaser or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

Section 3. [Reserved]

Section 4. Suspension. Notwithstanding anything to the contrary in this Agreement, upon notice to the Investors, the Company may delay, on one (1) occasion in any twelve (12)-month period, the Filing Deadline and/or the Effectiveness Deadline with respect to, or suspend the effectiveness or availability of any registration statement for up to thirty (30) days in the aggregate in any twelve (12)-month period (a “Suspension Period”) if the Board reasonably determines in good faith that there is a valid business purpose for suspension of such registration statement; provided that (a) any suspension of a registration statement pursuant to Section 9 shall be treated as a Suspension Period for purposes of calculating the maximum number of days of any Suspension Period under this Section 4, (b) the Company shall be actively employing in good faith all reasonable best efforts to launch such registered offering through such Suspension Period and (c) the Investors are afforded the opportunity to include the Registrable Securities in an offering described in and in accordance with Section 6. The Company shall notify the Investors in writing that such Suspension Period is for a valid business purpose reasonably determined by the Board in good faith and such certificate shall contain a statement of the reasons for such Suspension Period and an approximation of the anticipated length of such Suspension Period (provided such notice shall not contain material, non-public information about the Company). If the Company defers any registration of Registrable Securities pursuant to Section 2, the Investors shall be entitled to withdraw such demand for registration, as applicable.

Section 5. Take-Down Notice. Subject to the other applicable provisions of this Agreement, at any time that any Shelf Registration Statement is effective, if an Investor delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Shelf Registration Statement that requires an amendment or supplement to the Shelf Registration Statement (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in such Shelf Offering, then the Company shall amend or supplement the Shelf Registration Statement as may be necessary, subject to the other applicable provisions of this Agreement, in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering.

Section 6. Piggyback Registration.

(a) Subject to the terms and conditions of this Agreement, if at any time the Company files a registration statement under the 1933 Act with respect to an offering of Common Stock or any other equity securities of the Company (such Common Stock and other equity securities collectively, “Other Securities”), whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with any employee benefit or dividend reinvestment plan), then the Company shall promptly give written notice of such filing to the Investors, which notice shall be given, to the extent reasonably practicable, no later than ten (10) Business Days before the filing or launch date (the “Piggyback Notice”). The Piggyback Notice and the contents thereof shall be kept confidential by the Investors. The Piggyback Notice shall offer each Investor the opportunity to include (or cause to be included) in such registration statement, subject to the terms and conditions of this Agreement, the number of Registrable Securities as such Investor may request (for clarity, other than with respect to any Registrable Securities of such Investor for which a Resale Registration Statement has previously been filed by the Company pursuant to this Agreement and such Registrable Securities have been sold) (a “Piggyback Registration”). Subject to the terms and conditions of this Agreement, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received from an Electing Investor a written request for inclusion therein (a “Piggyback Request”) within five (5) Business Days following receipt of any Piggyback Notice by such Electing Investor (but in any event not later than one (1) Business Day prior to the filing date of a Piggyback Registration Statement), which Piggyback Request shall specify the maximum number of Registrable Securities intended to be disposed of by such Electing Investor and the intended method of distribution. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Company may not commence or permit the commencement of any sale of Other Securities in a public offering to which this Section 6 applies unless the Electing Investors shall have received the Piggyback Notice in respect to such public offering not less than ten (10) Business Days prior to the commencement of such sale of Other Securities. The Electing Investors shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least one (1) Business Day prior to the effective date of the registration statement relating to such Piggyback Registration.

(b) If any Other Securities to be registered pursuant to the registration giving rise to the rights under this Section 6 are to be sold in an underwritten offering, (i) the Company or other Persons designated by the Company shall have the right to appoint the book-running, managing and other underwriter(s) for such offering in their discretion and (ii) to the extent such Other Securities are of the same class as the Registrable Securities, the Electing Investors shall be permitted to include in such offering any number of the Registrable Securities included in each such Electing Investor’s Piggyback Request on the same terms and conditions as such Other Securities proposed by the Company or any third party to be included in such offering; provided, however, that if the managing underwriter(s) of such underwritten offering advise the Company in writing that it is their good faith opinion that the total amount of Registrable Securities requested to be so included, together with all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering (an “Underwriter Cutback”), exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the good faith opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows: (A) in the event that the Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, (1) first, the Other Securities that the Company proposes to sell in such offering and (2) second, and only if all the securities referred to in clause (1) have been included, any Other Securities proposed to be included in such offering by any other holders of such Other Securities to whom the Company has a contractual obligation to facilitate such offering and any Registrable Securities requested to be included therein by any Electing Investors, and (B) if the Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Other Securities to whom the Company has a contractual obligation to facilitate such offering (other than an Electing Investor), (1) first, the Other Securities that such holder demanding the offering pursuant to such contractual right proposes to sell in such offering, (2) second, and only if all the securities referred to in clause (1) have been included, any Other Securities proposed to be sold for the account of the Company in such offering, and (3) third, and only if all the securities referred to in clauses (1) and (2) have been included, any Registrable Securities requested to be included in such offering by any Electing Investors and any Other Securities proposed to be included in such offering by any other holders of Other Securities to whom the Company has a contractual obligation to facilitate such offering, in each case of clauses (A)(2) and (B)(3), allocated pro rata on the basis of the number of Other Securities and Registrable Securities proposed to be included in such offering, up to the number or dollar amount of such securities, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect such offering (including the price, timing or distribution of the securities to be offered in such offering).

(c) Notwithstanding the foregoing, the Piggyback Registration rights described in Section 6 shall not apply to any Block Trades undertaken by the Company on behalf of itself.

Section 7. Expenses of Registration. Except as specifically provided for in this Agreement, all Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registration hereunder shall be borne by the Electing Investors in proportion to the number of Registrable Securities for which registration was requested.

Section 8. Obligations of the Company. Whenever required to effect the registration of any Registrable Securities pursuant to Section 2 or Section 6 of this Agreement, the Company shall, as promptly as reasonably practicable:

(a) Prepare and file with the Commission a registration statement (including all required exhibits to such registration statement) with respect to such Registrable Securities and use reasonable best efforts to cause such registration statement to become effective, or prepare and file with the Commission a prospectus supplement with respect to such Registrable Securities pursuant to an effective registration statement and keep such registration statement effective or such prospectus supplement current, in each case for the period of the distribution contemplated thereby, in accordance with the applicable provisions of this Agreement;

(b) Prepare and file with the Commission such amendments, including post-effective amendments, and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement (including to permit the intended method of distribution thereof) and as may be necessary to keep the registration statement continuously effective for the period set forth in this Agreement;

(c) Furnish to the Electing Investors and to their legal counsel copies of the registration statement and the prospectus included therein (including each preliminary prospectus) proposed to be filed and provide the Electing Investors and their legal counsel a reasonable opportunity to review and comment on such documents, and give reasonable consideration to the inclusion in such documents of any comments reasonably and timely made; provided that the Company shall include in such documents any such comments that are necessary to correct any material misstatement or omission regarding an Electing Investor;

(d) If requested by an Electing Investor, promptly include in any prospectus supplement or post-effective amendment such information as any Electing Investor may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 8(d) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

(e) Furnish to the Electing Investors and to their legal counsel such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits but not documents incorporated by reference) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Electing Investors may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Electing Investors. The Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the Electing Investors in accordance with applicable laws and regulations in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto;

(f) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under blue sky or such other securities laws of such jurisdictions as shall be reasonably requested by the Electing Investors and to keep such registration or qualification in effect for so long as such registration statement remains in effect; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(g) In connection with a customary due diligence review, make available for inspection by the Electing Investors participating in any such disposition of Registrable Securities and any counsel or accountants retained by the Electing Investors, all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information and participate in customary due diligence sessions in each case reasonably requested by any such representative, counsel or accountant in connection with such registration statement; provided that (i) any party receiving confidential materials shall execute a confidentiality agreement on customary terms if reasonably requested by the Company and (ii) the Company may restrict access to documents or information that it determines, in its reasonable judgment, are competitively sensitive or legally privileged;

(h) Enter into customary agreements and take such other actions as are reasonably required in order to facilitate the disposition of such Registrable Securities;

(i) [Reserved]

(j) Use reasonable best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock is then listed;

(k) Give notice to the Electing Investors as promptly as reasonably practicable:

(i) when any registration statement filed pursuant to Section 2 or in which Registrable Securities are included pursuant to Section 6, or any amendment to such registration statement, has been filed with the Commission, and when such registration statement or any post-effective amendment to such registration statement has become effective;

(ii) when any prospectus or any prospectus supplement has been filed and, with respect to such registration statement, when the same has become effective;

(iii) of any request by the Commission or other federal or state governmental authority for amendments or supplements to any registration statement (or any information incorporated by reference in, or exhibits to, such registration statement) filed pursuant to Section 2 or in which Registrable Securities are included pursuant to Section 6 or the prospectus (including information incorporated by reference in such prospectus) included in such registration statement or for additional information;

(iv) of the issuance by the Commission of any stop order suspending the effectiveness of any registration statement filed pursuant to Section 2 or in which Registrable Securities are included pursuant to Section 6 or the initiation of any proceedings for that purpose;

(v) if at any time the Company has reason to believe that the representations and warranties of the Company or any of its Subsidiaries contained in any agreement (including any underwriting agreement contemplated by Section 8(h) above) cease to be true and correct;

(vi) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(vii) at any time when a prospectus relating to any such registration statement is required to be delivered under the 1933 Act, of the occurrence of any event as a result of which such prospectus (including any material incorporated by reference or deemed to be incorporated by reference in such prospectus), as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, which event requires the Company to make changes in such effective registration statement and prospectus in order to ensure that the statements therein or incorporated by reference therein will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made and shall not contain any material, non-public information about the Company);

(l) Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 8(k)(iv) at the earliest practicable time;

(m) Cooperate with the Electing Investors and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA, including the use of reasonable best efforts to obtain FINRA’s pre-clearance or pre-approval of the registration statement and applicable prospectus upon filing with the Commission;

(n) Upon the occurrence of any event contemplated by Section 8(k)(vii), reasonably promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Electing Investors, the prospectus will not contain (or incorporate by reference) an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Electing Investors in accordance with Section 8(k)(vii) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Electing Investors shall suspend use of such prospectus and, if requested by the Company, use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in the Electing Investors’ possession, and the period of effectiveness of such registration statement provided for in Section 8(a) above shall be extended by the number of days from and including the date of the giving of such notice to the date the Electing Investors shall have received such amended or supplemented prospectus pursuant to this Section 8(n); and

(o) Procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form, no later than the effective date of such registration statement. In connection therewith, if reasonably required by the Company’s transfer agent, the Company shall, promptly after the effectiveness of the registration statement, cause an opinion of counsel as to the effectiveness of the registration statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the registration statement.

Section 9. Suspension of Sales. Upon receipt of written notice from the Company pursuant to Section 8(k)(vii), the Electing Investors shall immediately discontinue disposition of Registrable Securities until they (a) have received copies of a supplemented or amended prospectus or prospectus supplement pursuant to Section 8(n) or (b) are advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Electing Investors shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Electing Investors’ possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

Section 10. Limitation on Subsequent Registration Rights. From and after the date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities that conflict with the rights granted to the Investors herein without the prior written consent of the Investors holding a majority of the Registrable Securities.

Section 11. Indemnification.

(a) Notwithstanding any termination of this Agreement, the Company shall indemnify and hold harmless, to the fullest extent permitted by law, each of the Electing Investors and each of their respective current and former officers, directors, employees, agents, partners, members, stockholders, representatives and Affiliates, and each Person or entity, if any, that controls the Electing Investors within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act, and the officers, directors, employees, agents partners, members, managers, stockholders, representatives and Affiliates of each such controlling Person (each, an “Investor Indemnitee”), from and against any and all losses, claims, damages, actions, liabilities, penalties, charges, amounts paid in settlement and costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals) (collectively, “Losses”), joint or several, arising out of, caused by, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of material fact contained or incorporated by reference in any registration statement, prospectus, preliminary prospectus or final prospectus contained therein, offering circular or other document, or any amendment or supplement thereto, or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the 1933 Act) prepared by the Company or authorized by it in writing for use by the Investors or any amendment or supplement thereto; (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation by the Company of any rule or regulation promulgated under the 1933 Act, the Exchange Act or state securities laws applicable to the Company in connection with any such registration, and, without limiting the foregoing, the Company will reimburse each of the Investor Indemnitees for any reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending against any such Losses, as such expenses are incurred; provided that the Company shall not be liable to such Investor Indemnitee with respect to any Losses for which any Electing Investor must indemnify any Company Indemnitee under Section 11(b).

(b) Each Electing Investor shall, to the fullest extent permitted by law, severally and not jointly, indemnify and hold harmless the Company and its officers, directors, employees, agents, representatives and Affiliates of the Company’s securities covered by such a registration, each Person who controls the Company (each, a “Company Indemnitee”), from and against any and all Losses arising out of, caused by, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto, or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the 1933 Act) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case of (i) and (ii), but only to the extent that such untrue statements or omissions are based solely upon information regarding such Electing Investor furnished in writing to the Company by such Electing Investor stated to be specifically for use therein. In no event shall the liability of any Electing Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Electing Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”) with respect to a claim for which indemnity is required under this Agreement, such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense in such proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with such defense; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Section 11, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense of such proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and, in the reasonable judgment of such Indemnified Party, a conflict of interest may exist as a result of the representation of both such Indemnified Party and the Indemnifying Party by the same counsel (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to, but only to the extent necessary, one local counsel in each relevant jurisdiction) at any time for all Indemnified Parties, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to a claim. The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 11) shall be paid to the Indemnified Party, as incurred, promptly upon receipt of written notice thereof by the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification under this Section 11). The indemnification set forth in this Section 11 shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have.

(d) If the indemnification provided for in Section 11(a) or Section 11(b) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses referred to in Section 11(a) or Section 11(b), as the case may be, or is insufficient to hold the Indemnified Party harmless as contemplated therein, then notwithstanding any termination of this Agreement the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnified Party, on the one hand, and the Indemnifying Party, on the other hand, in connection with the statements, omissions or violations which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 11(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 11(d). Notwithstanding the foregoing, in no event shall the liability of any Electing Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Electing Investor upon the sale of the Registrable Securities giving rise to such contribution obligation. No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from an Indemnifying Party not guilty of such fraudulent misrepresentation.

Section 12. Agreement to Furnish Information. If requested by the Company, each Electing Investor shall provide such information regarding itself and its Registrable Securities as may be reasonably required by the Company in connection with the filing of a registration statement and the completion of any public offering of the Registrable Securities pursuant to such registration statement.

Section 13. Rule 144 Reporting. With a view to making available to the Investors the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities that are Common Stock to the public without registration, the Company agrees to use its reasonable best efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the 1933 Act or any similar or analogous rule promulgated under the 1933 Act, at all times after the effective date of this Agreement (“Rule 144”); (b) file with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act; (c) so long as the Investors own any Registrable Securities, furnish to such Investors forthwith upon request: (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents as such Investors may reasonably request in availing themselves of any rule or regulation of the Commission allowing them to sell any such Common Stock without registration and (d) so long as the Investors own any Registrable Securities, take such further necessary action as any Investor may reasonably request in connection with the removal of any restrictive legend on the Registrable Securities being sold, all to the extent required from time to time to enable such Investor to sell the Restricted Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.

Section 14. Miscellaneous.

(a) Termination of Registration Rights. The registration rights of any particular Investor granted under this Agreement shall terminate with respect to such Investor upon the date upon which neither the Investor nor any of its Affiliates holds any Registrable Securities.

(b) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial, Etc. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either Party against the other concerning the Transactions shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The Parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.

(c) Specific Performance. The Parties agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof. Accordingly, each Party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

(d) Successors and Assigns. The registration rights hereunder are not transferable and may not be assigned to any person without the prior written consent of the other party hereto; provided, that any Investor may assign (in whole or in part) its rights and obligations hereunder to any transferee or assignee of Registrable Securities in connection with any transfer or assignment of Registrable Securities in accordance with the terms hereof and of the Securities Purchase Agreement; provided, further, that, as a condition to the effectiveness of any such assignment of this Agreement (in whole or in part), any such transferee or assignee must agree in writing to be bound by the terms and conditions hereof. Any assignment in violation of the forgoing shall be null and void ab initio. Upon the effectiveness of any assignment (in whole or in part) of this Agreement by any Investor in accordance with the foregoing, such assignee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such assigned or transferred Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such assignee shall be treated as an “Investor” for all purposes under this Agreement and shall be entitled to receive the benefits of this Agreement. For the avoidance of doubt, no Person who acquires securities transferred in violation of this Agreement or the Securities Purchase Agreement, or who acquires securities that upon acquisition cease to be Registrable Shares, shall have any rights under this Agreement with respect to such securities, and such securities shall not have the benefits afforded hereunder to Registrable Securities. In the event that the Company consolidates or merges with or into any Person and the Common Stock or any other Registrable Securities are, in whole or in part, converted into or exchanged for securities of a different issuer, and any Investor would, upon completion of such merger or consolidation, hold Registrable Securities of such issuer, then as a condition to such transaction the Company will cause such issuer to assume all of the Company’s rights and obligations under this Agreement in a written instrument delivered to the Investors.

(e) No Third-Party Beneficiaries. Notwithstanding anything contained in this Agreement to the contrary, this Agreement is intended solely for the benefit of the parties hereto and their respective successors, heirs and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided, however, that each Indemnified Party shall be entitled to the rights, remedies and obligations provided to an Indemnified Party under Section 12, and each such Indemnified Party shall have standing as a third-party beneficiary under Section 12 to enforce such rights, remedies and obligations.

(f) Entire Agreement. This Agreement and the Securities Purchase Agreement constitutes the entire understanding and agreement between the Parties hereto with respect to the matters covered hereby, and all prior agreements and understandings, oral or in writing, if any, between the Parties with respect to the matters covered hereby are merged and superseded by this Agreement.

(g) Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of actual delivery if delivered personally to the Parties to whom notice is to be given, on the date sent if sent by e-mail or facsimile, on the next business day following delivery if sent by courier or on the day of attempted delivery by postal service if mailed by registered or certified mail, return receipt requested, postage paid, and properly addressed. The address of the Purchaser for such notices and communications shall be as set forth on the signature page attached hereto. If to the Company, at:

Triller Group Inc.

7119 West Sunset Boulevard

Suite 782

Los Angeles, CA 90046

Attn: Shu Pei Huang, Desmond

Email: dshu@triller.co

Any Party may change its address for purposes of this Section 14(g) by giving the other Party a written notice of the new address in the manner set forth above.

(h) Delays or Omissions. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and not exclusive of any other remedies provided by law.

(i) Expenses. The Company and the Investors shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby, except as otherwise provided in Section 7.

(j) Amendments and Waivers. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only if such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the holders of at least a majority of the Registrable Securities then outstanding or, in the case of a waiver, by the party against whom the waiver is to be effective. Any amendment or waiver effected in accordance with this Section 14(j) shall be binding upon each holder of any Registrable Securities at the time outstanding (including securities convertible into Registrable Securities), each future holder of all such Registrable Securities and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Investors or holders of Registrable Securities. Notwithstanding the foregoing, each of KCP Holdings Limited and the Company agree to amend and restate this Agreement within thirty (30) days of the date hereof solely for the purpose of including as “Purchasers” hereunder such other investors that have been discussed between KCP Holdings Limited and the Company prior to the date hereof and that invest in the Company pursuant to a securities purchase agreement substantially similar to the Securities Purchase Agreement within thirty (30) days of the date hereof.

(k) Execution in Counterparts. For the convenience of the Parties and to facilitate execution, this Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, each of the Parties and their respective heirs, successors and permitted assigns.

(n) Interpretation.

(i) When a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, such reference shall be to an Article, Section, Schedule or Exhibit of this Agreement unless otherwise indicated.

(ii) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(iii) The words “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits) and not to any particular provision of this Agreement.

(iv) Unless otherwise specified in this Agreement, the term “dollars” and the symbol “$” mean U.S. dollars for purposes of this Agreement and all amounts in this Agreement shall be paid in U.S. dollars.

(v) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.

(vi) Any agreement, instrument or statute defined or referred to in this Agreement means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes. Except as otherwise specifically provided herein, all references in this Agreement to any Law shall include such Law and the rules and regulations promulgated thereunder and shall also include, unless the context otherwise requires, all applicable guidelines, bulletins or policies made in connection therewith.

(vii) Each of the Parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by each of the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement.

(viii) The term “Company” means the Company and its predecessors and successors.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

TRILLER GROUP INC.

By:
	Name:	Shu Pei Huang, Desmond
	Title:	Acting Chief Financial Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KCP HOLDINGS LIMITED

By:
	Name:	Roger C. Kennedy
	Title:	Director

Address for Notice to Purchaser:

KCP Holdings Limited
71 Fort St., 3rd Floor
George Town, Cayman Islands KY1-1111
Attention:	Roger C. Kennedy
Email:	roger.kennedy@kcplim.com

with a copy to (which shall not constitute notice):

Sullivan & Cromwell LLP
125 Broad St.
New York, NY 10004
Attention:	Ari Blaut
Lee C. Parnes
Email:	blauta@sullcrom.com
parnesl@sullcrom.com

[Signature Page to Registration Rights Agreement]